                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 1(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  October 22, 1997



                  GRAND PRIX ASSOCIATION OF LONG BEACH, INC.
            (Exact name of registrant as specified in its charter)

                                  California
        (State or other jurisdiction of incorporation or organization)

            1-11837                              95-2945353
   (Commission File Number)        (I.R.S. Employer Identification Number)

                              3000 Pacific Avenue
                             Long Beach, CA 90806
                   (Address of principal executive offices)


   (Registrant's telephone number, including area code)     (562) 981-2600





                 This report contains 3 pages and 3 exhibits.

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ITEM 5 - OTHER EVENTS

On October 22, 1997, Grand Prix Association of Long Beach, Inc. subsidiary Memphis International Motorsports Corporation signed a one year agreement with National Association for Stock Car Auto Racing, Inc. ("NASCAR") for a Craftsman Truck Series event entitled the Memphis 200, to be held at the company's Memphis Motorsports Park on September 13, 1998.

On October 22, 1997, Grand Prix Association of Long Beach, Inc. subsidiary Gateway International Motorsports Corporation signed a one year agreement with NASCAR for a Craftsman Truck Series event entitled the Gateway 200, to be held at the company's Gateway International Motorsports Park on September 19, 1998.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable

(b)  Exhibits


Exhibit No.                     Description                                       Filing Status
-----------                     -----------                                       -------------

10.37              Sanction Application and Agreement Form
                   NASCAR Craftsman Truck Series between                          Filed herewith*
                   NASCAR and Memphis International
                   Motorsports Corporation dated October 22,
                   1997

10.38              Sanction Application and Agreement Form
                   NASCAR Craftsman Truck Series between                          Filed herewith*
                   NASCAR and Gateway International
                   Motorsports Corporation dated October 22,
                   1997

99.5               Press Release                                                  Filed herewith

* Confidential treatment has been requested for certain portions of these exhibits.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GRAND PRIX ASSOCIATION
                                       OF LONG BEACH, INC.

                                       By /s/ Christopher R. Pook
                                         ------------------------
                                         Christopher R. Pook,
                                         Chief Executive Officer, President

                                       By /s/ Ronald C. Shirley
                                         ------------------------
                                         Ronald C. Shirley
                                         Chief Financial Officer


Dated: October 28, 1997